Oppenheimer Champion Income Fund

Supplement dated September 9, 2010 to the
Statement of Additional Information dated January 28, 2010

This supplement amends the Statement of Additional Information of Oppenheimer Champion Income Fund (the "Fund") dated January 28, 2010, and is in addition to any other supplement(s).

The Statement of Additional Information is revised as follows:

The eighth bullet under the section titled "How to Sell Shares – Minimum Balance Fee" on page 57 is deleted in its entirety and is replaced by the following:

•	A fund account that falls below the $500 minimum solely due to market fluctuations within the 24-month period preceding the date the fee is deducted; and

September 9, 2010                                                                         PX0190.015